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                UNITED STATES SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported)      January 8, 2002
                                                 -------------------------




                                HOLLY CORPORATION
             (Exact name of registrant as specified in its charter)


          Delaware                     001-03876               75-1056913
----------------------------    ------------------------   ------------------
(State or other jurisdiction    (Commission File Number)    (I.R.S. Employer
    of incorporation)                                      Identification No.)


  100 Crescent Court, Suite 1600
           Dallas, Texas                             75201-6927
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(Address of principal executive offices)             (Zip Code)


Registrant's telephone number, including area code       (214) 871-3555
                                                    ---------------------------


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ITEM 5.     OTHER EVENTS

On January 8, 2002, the Company issued the following press release:

         HOLLY CORPORATION RECEIVES PERMITS FOR NEW UNIT AND REFINERY EXPANSION

                  Dallas, Texas, January 8, 2002 -- Holly Corporation (AMEX "HOC") announced today that its subsidiary Navajo Refining Company, L.P. has received the necessary permits for the construction of a new Gas Oil Hydrotreating Unit at Navajo's Artesia, New Mexico refining facility and for the expansion of its New Mexico refining capacity.

                  The Gas Oil Hydrotreater will enable Navajo to expand substantially its capabilities to produce higher-valued California grade gasolines required in its Phoenix market while increasing Navajo's overall percentage yield of gasoline. Navajo will also be positioned to meet the new EPA nationwide low-sulfur clean-burning gasoline standards on all its gasoline production upon the completion of the Gas Oil Hydrotreater in late 2003, which would be over four years ahead of the required date for the Navajo facility.

                  Contemporaneous with the Hydrotreater project, Navajo will be making necessary modifications to several of the Artesia processing units for the first phase of Navajo's expansion, which will increase crude oil refining capacity from 60,000 to 70,000 barrels per day
         (BPD). The first phase of the expansion is expected to be completed by the end of 2003. Certain additional permits will be required to implement needed modifications at Navajo's Lovington, New Mexico refining facility which is operated in conjunction with the Artesia facility. It is envisioned that these necessary modifications to the Lovington facility would also be completed by the end of 2003. The permits received by Navajo will also permit a second phase expansion of Navajo's crude oil capacity from 70,000 to 80,000 BPD but a schedule for such additional expansion has not been determined.

                  Matthew P. Clifton, President of Holly Corporation said, "We are extremely pleased to produce these cleaner-burning gasolines for our New Mexico, Arizona, Texas, Colorado and Utah customers ahead of our regulatory deadlines and, to implement advanced environmental control technology that will put Navajo in the upper tier of low emission refining facilities in the country. This project demonstrates our commitment to grow our clean-burning fuel production capabilities to meet the expanding energy needs of our Southwest markets in a manner that improves air quality at our facility while reducing vehicle tailpipe emissions within the communities we serve. This project is a clear win-win situation that improves air quality, regional energy self-sufficiency, and the profitability of our company."

                  The cost of the Gas Oil Hydrotreater project will be substantially reduced by

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         using existing Hydrotreater equipment that was purchased from an
         Illinois refinery and has been relocated to the Navajo Refinery. Because of the use of this equipment, the total cost of the Gas Oil Hydrotreater project and the expansion of the Navajo Refinery to 70,000 BPD is currently estimated to be approximately $48 million, including approximately $15 million that has already been spent on engineering and the purchase and relocation of equipment.

                  The first phase of the Navajo Refinery expansion project will increase Holly Corporation's total crude oil refining capacity by approximately 15%, from 67,000 BPD to 77,000 BPD.

                  Holly Corporation, through its affiliates, Navajo Refining Company and Montana Refining Company, is engaged in the refining, transportation, terminalling and wholesale marketing of petroleum products.

                  The following is a "safe harbor" statement under the Private Securities Litigation Reform Act of 1995: The statements in this press release relating to matters that are not historical facts are forward-looking statements based on management's belief and assumptions using currently available information and expectations as of the date hereof, are not guarantees of future performance and involve certain risks and uncertainties. Although the Company believes that the expectations reflected in such forward-looking statements are reasonable, the Company cannot give any assurances that these expectations will prove to be correct. Therefore, actual outcomes and results could materially differ from what is expressed, implied or forecast in such statements. Such differences could be caused by a number of factors including, but not limited to, risks and uncertainties with respect to efficiency in carrying out construction projects, the actions of actual or potential competitive suppliers of refined petroleum products in the Company's markets, the demand for and supply of crude oil and refined products, the spread between market prices for refined products and market prices for crude oil, the possibility of constraints on the transportation of refined products, the possibility of inefficiencies or shutdowns in refinery operations or pipelines, governmental regulations and policies, the availability and cost of financing to the Company, the effectiveness of the Company's capital investments and marketing strategies, the costs of defense and the risk of an adverse decision in the pending litigation against the Company brought by Longhorn Partners Pipeline, L.P., general economic conditions, and other financial, operational and legal risks and uncertainties detailed from time to time in the Company's Securities and Exchange Commission filings. The Company assumes no duty to publicly update or revise such statements, whether as a result of new information, future events or otherwise.

         FOR FURTHER INFORMATION, Contact:

         Matthew P. Clifton, President
         Stephen J. McDonnell, Vice President
          and Chief Financial Officer
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         Holly Corporation
         214/871-3555


         This Current Report on Form 8-K contains certain "forward-looking statements" within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. All statements, other than statements of historical facts included in this Form 8-K, are forward-looking statements. Such statements are subject to risks and uncertainties, including but not limited to risks and uncertainties with respect to the actions of actual or potential competitive suppliers of refined petroleum products in the Company's markets, the demand for and supply of crude oil and refined products, the spread between market prices for refined products and market prices for crude oil, the possibility of constraints on the transportation of refined products, the possibility of inefficiencies or shutdowns in refinery operations or pipelines, effects of governmental regulations and policies, the availability and cost of financing to the Company, the effectiveness of the Company's capital investments and marketing strategies, efficiency in carrying out construction projects, the costs of defense and the risk of an adverse decision in the Longhorn Pipeline litigation, and general economic conditions. Although the Company believes that the expectations reflected by such forward-looking statements are reasonable based on information currently available to the Company, no assurances can be given that such expectations will prove to have been correct. This summary discussion of risks and uncertainties that may cause actual results to differ from those indicated in forward-looking statements should be read in conjunction with the discussion under the heading "Additional Factors That May Affect Future Results" included in Item 7 of the Company's Annual Report on Form 10-K for the fiscal year ended July 31, 2001, and the discussion under the heading "Additional Factors That May Affect Future Results" included in Item 2 of Part I of the Company's Quarterly Report on Form 10-Q for the quarter ended October 31, 2001. All forward-looking statements included in this Current Report on Form 8-K and all subsequent oral forward-looking statements attributable to the Company or persons acting on its behalf are expressly qualified in their entirety by the cautionary statements set forth above.



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SIGNATURE

        Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                             HOLLY CORPORATION
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                                (Registrant)



Date:   January 8, 2002         By   /s/Stephen J. McDonnell
       -----------------           -------------------------------------------
                                   Stephen J. McDonnell
                                   Vice President and Chief
                                    Financial Officer